Exhibit 99.13

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 September, 2000
           Series 2000-07, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                $       93,503.58
                                                                  --------------
               (b)   Interest                                 $    1,028,333.30
                                                                  --------------
               (c)   Total                                    $    1,121,836.88
                                                                  --------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                $       50,812.72
                                                                  --------------
               (b)   Interest                                 $      545,934.80
                                                                  --------------
               (c)   Total                                    $      596,747.52
                                                                  --------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                $       42,690.86
                                                                  --------------
               (b)   Interest                                 $      482,398.50
                                                                  --------------
               (c)   Total                                    $      525,089.36
                                                                  --------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                $       37,707.50
                                                                  --------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                $      359,244.80
                                                                  --------------
               (b)   Interest                                 $        2,684.31
                                                                  --------------
               (c)   Total                                    $      361,929.11
                                                                  --------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                  --------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                  $             0.00
                                                                 ---------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                    $  145,469,260.86
                                                                 ---------------

13.      Available Funds:                                     $    1,490,538.33
                                                                 ---------------

14.      Realized Losses for prior month:                     $            0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                  $            0.00
                                                                  --------------

17.       Compensating Interest Payment:                      $          464.16
                                                                  --------------

18.       Total interest payments:                            $    1,000,082.45
                                                                  --------------

19. Interest
                              Unpaid Class
     Accrued Certificate   Interest Shortfalls     Interest
Class      Interest                                 Payable      Pay-out Rate
-----      --------        -------------------      -------      ------------
PO   $              0.00   $              0.00    $        0.00  %0.000000000
A1   $        334,272.40   $              0.00    $  334,272.40  %7.999999896
A8   $        271,443.39   $              0.00    $  271,443.39  %7.874999978
A9   $          4,308.63   $              0.00    $    4,308.63  %8.000008789
A2   $         53,026.67   $              0.00    $   53,026.67  %8.000000503
A4   $         94,500.81   $              0.00    $   94,500.81  %7.999999718
A5   $          8,206.67   $              0.00    $    8,206.67  %8.000003249
A6   $         45,793.33   $              0.00    $   45,793.33  %7.999999418
A7   $         25,320.00   $              0.00    $   25,320.00  %8.000000000
A3   $         91,633.33   $              0.00    $   91,633.33  %7.999999709
S    $         32,040.29   $              0.00    $   32,040.29  %0.329128840
RL   $              0.00   $              0.00    $        0.00  %0.000000000
M    $         18,283.79   $              0.00    $   18,283.79  %8.000001196
B1   $          7,903.44   $              0.00    $    7,903.44  %7.999996558
B2   $          4,947.14   $              0.00    $    4,947.14  %7.999995580
B3   $          3,948.39   $              0.00    $    3,948.39  %7.999994867
B4   $          1,977.53   $              0.00    $    1,977.53  %8.000018609
B5   $          2,476.64   $              0.00    $    2,476.64  %7.999986864
R    $              0.00   $              0.00    $        0.00  %0.000000000

20.       Principal Distribution Amount:                      $      490,455.88
                                                                  --------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution       Accrual Amount
                                  ----------------------       --------------
         Class PO                 $               670.10       $         0.00
         Class A1                 $           266,305.13       $         0.00
         Class A8                 $           219,683.64       $         0.00
         Class A9                 $                 0.00       $         0.00
         Class A2                 $                 0.00       $         0.00
         Class A4                 $                 0.00       $         0.00
         Class A5                 $                 0.00       $         0.00
         Class A6                 $                 0.00       $         0.00
         Class A7                 $                 0.00       $         0.00
         Class A3                 $                 0.00       $         0.00
         Class S                  $                 0.00       $         0.00
         Class RL                 $                 0.00       $         0.00
         Class M                  $             1,755.92       $         0.00
         Class B1                 $               759.02       $         0.00
         Class B2                 $               475.11       $         0.00
         Class B3                 $               379.19       $         0.00
         Class B4                 $               189.92       $         0.00
         Class B5                 $               237.85       $         0.00
         Class R                  $                 0.00       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

24.      Subordinate Certificate Writedown Amount:             $           0.00
                                                                  --------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 M          $              0.00     $              0.00
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                             $           0.00
                                                                  --------------

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X
          Class-M        X

        2.     Base Servicing Fee amount:                     $       31,504.82
                                                                     -----------

        3.     Supplemental Servicing Fee amount:             $             N/A
                                                                     -----------

        4.     Credit Losses for prior month:                 $            0.00
                                                                     -----------
                                                      Category Category Category
                                                          A        B        C
        5.     Senior Percentage:           % 95.915784  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        6.     Group I Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        7.     Group II Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %100.000000  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        11.    Junior Percentage:           %  4.084216
                                             -----------

        12.    Junior Prepayment Percentage:
                                            %  0.000000
                                             -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Janet Brogden
                                            ----------------------------------
                                                     Janet Brogden
                                                     Vice President
                                                     Finance